Exhibit 10.1
THIRD AMENDMENT TO
MASTER RECEIVABLES PURCHASE AGREEMENT

This Third Amendment dated as of August 24, 2026 (the “Amendment”) is to that certain Master Receivables Purchase Agreement dated as of October 27, 2023, among The Scotts Miracle-Gro Company, as the Seller Representative and JPMorgan Chase Bank, N.A., as Purchaser (as amended, extended, modified, supplemented, restated, renewed and/or replaced, the “RPA”). Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the RPA.

NOW, THEREFORE, for mutual consideration, the receipt of which is hereby acknowledged by the parties, the Purchaser and Seller Representative hereby agree to amend the RPA as follows:

1.    The definition of Purchase Termination Date is hereby deleted in its entirety and replaced with the following:

““Purchase Termination Date” means August 31, 2027, as such date may be extended in accordance with the terms set forth in Section 1(b)(ii).”

2.    Section 3(e) of the RPA shall be deleted and replaced with the following:

“No Proceedings. There is no pending or, to the knowledge of any officer of the Company, threatened, action, proceeding, investigation or injunction, writ or restraining order affecting any Seller before any court, governmental authority or arbitrator, as to which there is a reasonable possibility of an adverse determination with respect to any Seller and that, if adversely determined, could reasonably be expected to have a Material Adverse Effect, and no Seller is currently the subject of, and has no present intention of taking any action to commence, an Insolvency Event with respect to itself.”

3.    Section 9(i) of the RPA shall be deleted and replaced with the following:

“For the purposes of this Section, “Information” means all information received from the disclosing party in connection with the Agreement and the Transaction Documents and related its business that is proprietary in nature, other than any such information that (i) was available to the recipient on a nonconfidential basis prior to its disclosure by the disclosing party or (ii) was or is independently developed by the recipient.”

4.    The definition of Credit Agreement shall be deleted and replaced with the following:

““Credit Agreement” means that certain Seventh Amended and Restated Credit Agreement dated November 21, 2025 by and among, The Scotts Miracle-Gro Company, The Scotts Company LLC, Scotts Canada Ltd., the other subsidiary borrowers party thereto, the lenders party thereto including in their capacities as co-syndication agents, co-documentation agents, joint bookrunners and joint lead arrangers and JPMorgan Chase Bank, N.A. as Administrative Agent (the “Administrative Agent”), as amended, amended and restated, supplemented, modified or amended from time to time.”

5.    Schedule I, Account Debtor Information, is hereby deleted in its entirety and replaced with the Schedule I attached hereto as Exhibit A.

6.    Except as specifically amended by this Amendment, the provisions of the RPA remain in full force and effect, including without limitation, the uncommitted nature of the receivables purchase facility documented under the RPA.

7.    This Amendment shall become effective only after it is fully executed and delivered by the Seller Representative and the Purchaser and shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment may be executed in counterparts, each of which shall be considered an original, but all of which shall be considered one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year as indicated above.

THE SCOTTS MIRACLE-GRO COMPANY, as Seller Representative By: _/s/ BRADFORD K. CHELTON____________ Name: _Bradford K. Chelton_____________________ Title: _Vice President, Investor Relations & Treasurer_

JPMORGAN CHASE BANK, N.A., as Purchaser By: _/s/ MICHAEL GILHULEY________________ Name: _Michael Gilhuley________________________ Title: _Executive Director, Origination/Client Manager

Exhibit A
Schedule I

Account Debtor Information

Account Debtor	Account Debtor Credit Limit (USD)	Buffer Days
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